Exhibit 99.1

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

AGREEMENT, dated as of May 2, 2007 and effective as of April 4, 2007, among Roche Holding Ltd, a joint stock company organized under the laws of Switzerland (“Parent”), and the stockholders of BioVeris Corporation, a Delaware corporation (the “Company”), that are parties hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

WHEREAS, in order to induce Parent and Lili Acquisition Corporation, a wholly-owned subsidiary of Parent (“Sub”), to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with the Company, Parent had requested each Stockholder, and each Stockholder had agreed to enter into a stockholders agreement (the “Stockholders Agreement”) with respect to all shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”) and all shares of Series B Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Shares” and, together with the Common Shares, the “Shares”) that such Stockholder beneficially owned,

WHEREAS, on April 4, 2007, Parent and the Stockholders entered into the Stockholders Agreement; and

WHEREAS, the parties desire to amend and restate in its entirety the Stockholders Agreement to reflect the accurate ownership of the Stockholders;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT

Section 1.01. Voting Agreement. Each Stockholder hereby agrees, severally and not jointly, that from and after the date hereof and until the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) a Company Adverse Recommendation Change unrelated to a Takeover Proposal (such earliest occurrence being the “Expiration Time”) to vote or cause to be voted all Shares Beneficially Owned by such Stockholder at the time of any vote to approve and adopt the Merger Agreement and any other agreements contemplated thereby and any actions directly related thereto at any meeting of the stockholders of the Company and any adjournment thereof (a “Stockholder Meeting”), at which such Merger Agreement and such other related agreements (or any amended version thereof, other than any amendment which reduces the purchase price, approved by the board of directors of the Company) or such other actions are submitted for consideration and vote of the stockholders of the Company (or pursuant to action by written consent in lieu of any such meeting). Each Stockholder hereby agrees that, until the Expiration Time, he or she will not vote any Shares in favor of the approval of any (i) Takeover Proposal, (ii) reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company not contemplated by the Merger Agreement or (iii) corporate action (other than an adjournment of the Stockholder Meeting which is recommended by the Board of Directors of the Company) the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

Each Stockholder hereby, severally and not jointly, represents and warrants to Parent that:

Section 2.01. Authorization. Such Stockholder has full power and authority to execute and deliver this Agreement, and to perform such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against him or her in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally.

Section 2.02. Non-Contravention. Other than the filing by such Stockholder of any reports with the SEC, the execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder or (iii) result in the imposition of any Lien on any asset of such Stockholder.

Section 2.03. Ownership of Shares. Such Stockholders are the Beneficial Owners of the number of Shares set forth opposite such Stockholders signature on the signature pages hereto (excluding Shares subject to options), free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of such Shares) except as otherwise set forth in the Company’s proxy statement for its September 12, 2006 annual meeting. None of such Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to each Stockholder that:

Section 3.01. Corporate Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of Parent, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally.

ARTICLE 4

COVENANTS OF EACH STOCKHOLDER

Each Stockholder, severally and not jointly, hereby covenants and agrees that:

Section 4.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, such Stockholder shall not, without the prior written consent of Parent, directly or indirectly, grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Personal Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as a director or officer of the Company. Each Stockholder signs solely in his or her capacity as the Beneficial Owner of the Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his or her capacity as an officer or director of the Company.

Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall automatically terminate upon the Expiration Time. Upon termination, all rights and obligations of the parties hereto, and under any agreement contemplated hereby, will automatically terminate and become void without further action by any party.

Section 5.03. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.04. Successors and Assigns. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto, in whole or in part (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto and any attempt to do so will be null and void. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 5.05. Governing Law. This Agreement shall construed in accordance with and governed by the laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

Section 5.06. No Waiver. No failure or delay by Parent in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 5.08. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

Section 5.09. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 5.10. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

Section 5.11. Consent to Service of Process. Parent hereby appoints Roche Holdings, Inc., a Delaware corporation (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement. Parent agrees to take any and all reasonable action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Parent agrees that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon Parent.

ARTICLE 6

DEFINITIONS

Capitalized terms used herein but not defined herein shall have the meaning set forth in the Merger Agreement, mutatis mutandis.

“Beneficial Owner” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ROCHE HOLDING LTD

By:	/s/ Bruno Maier
	Name:	Bruno Maier
	Title:	Director

By:	/s/ Beat Kraehenmann
	Name:	Beat Kraehenmann
	Title:	Director

		STOCKHOLDERS:
Shares of Common Stock Beneficially Owned by Samuel and Nadine Wohlstadter:...................	5,597,437*
		/s/ Samuel J. Wohlstadter
		SAMUEL J. WOHLSTADTER

Shares of Preferred Stock Beneficially Owned by Samuel J. Wohlstadter:.....	1,000
		/s/ Nadine Wohlstadter
		NADINE WOHLSTADTER

____________________________

* Includes 332,000 Options to Purchase Common Stock owned by Samuel and Nadine Wohlstadter, which amount includes vested and unvested Options.